This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
©2008 Discover Financial Services
ASF 2008 Conference
February 2008
Exhibit 99.1

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are
intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.  The presentation has been prepared solely for informational purposes, is neither an offer to sell nor the solicitation of an offer to buy any security or instrument.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Registration Statement on
Form 10, as amended, the Company’s Form 10-Q for the 3
rd
Quarter 2007 and the Company’s 4
th
Quarter
Earnings Release furnished on Form 8-K dated December 20, 2007, each of which is on file with the SEC.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding
Forward-Looking Statements," "Risk Factors," "Business - Competition," "Business – Regulatory Matters"
and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the
Company’s Information Statement that is included as part of its Registration Statement on Form 10, as amended, and the Company’s Form 10-Q for the 3
rd
Quarter 2007, each of which is on file with the SEC.
The historical financial information prior to the Company’s spin-off from Morgan Stanley included in the presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during such periods presented.

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Today’s Agenda
• Business Overview
•
U.S. Card
•
Credit Risk Management
•
Summary of DCENT Securitization Structure
•
DCMT / DCENT Issuance History and Maturity
Schedule

©2008 Discover Financial Services This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy Business Overview * *

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
DFS Highlights
•
Unique franchise – a leading independent card issuer and payments network
•
U.S. card is a high margin, strong cash flow generator that is well positioned for growth
•
Expanding payments business through merchant acquiring strategy and
PULSE relationships
•
Challenging operating environment in UK
– $391MM pre-tax non-cash impairment charge in 4Q07
•
Extending direct financial services that leverage brand, capabilities and large customer base
•
Spin-off completed June 30, 2007
– Seasoned management team in place
– Solid financial track record and capital position

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Seasoned Management Team
Discover Financial Services
JAMES PANZARINO
SVP, Chief Credit Risk Officer
2003 / American Express
ROGER HOCHSCHILD
President & COO
1998 / MBNA
DAVID NELMS
Chairman & CEO
1998 / MBNA
KELLY MCNAMARA-
CORLEY
SVP, General Counsel &
Secretary
1999 / Morgan Stanley
CHARLOTTE HOGG
SVP, International
2004 / Morgan Stanley
ROY GUTHRIE
EVP, Chief Financial Officer
2005 / Citigroup
CARLOS MINETTI
EVP, Cardmember Services &
Consumer Banking
2001 / American Express
MARGO GEORGIADIS
EVP, Chief Marketing Officer
2004 / McKinsey
DIANE OFFEREINS
EVP, Chief Technology Officer
1998 / MBNA
STEPHEN
ETHERINGTON
SVP & Treasurer
2007 / JPMorgan
Date Joined / Previous Employer
HARIT TALWAR
EVP, Discover Network
2000 / Citigroup
KEVIN SWEENEY
Director Treasury
2006 / MBNA

DISCOVER CARD	DISCOVER NETWORK	pulse
	●	●	○
	○	●	●
	○	●	●
	○	○	●
	○	○	●
	●	○	○
	●	○	○
	●	○	○
	●	○	○

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Payments Network
Card
Issuing Credit Debit
Discover
American
Express
Visa
MasterCard
First Data
Metavante
Citi
Bank of
America
JPM Chase
Capital One
Payments Networks
Unique Business Model
•
One of two card issuers that operate a U.S.
payments network – only one with both
credit and debit capabilities
•
Discover Network has supported the card
issuing business through:
– Building Discover brand
– Joint promotions with merchants
– Operational efficiencies
•
Advantages in payments:
– Broad offering for issuers (credit, PIN
and signature debit)
– Leveraging largely fixed cost network

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
• U.K. cards issued by
Goldfish Bank
– $4.4Bn receivables
– Operating on MasterCard
and Visa networks
• PULSE and Discover
Network third-party
payments business
– 4,500+ financial
institutions
– $91.7Bn network volume
• Discover cards issued on
Discover Network
– 6
th
largest issuer
– $48.2Bn receivables
– 3
rd
largest U.S. merchant
network
International Card
Third Party
Payments U.S. Card
Business Segments and Objectives
• Grow third-party credit
and debit volume 18%+
• Eliminate U.K. loss • 2.9% pretax ROMR
• Maintain credit quality
• Grow loans 4% – 8%
Objectives
• Complete rollout of acceptance strategy
Note(s): All data as of November 30, 2007; full year resultswhere applicable and receivables data on a managed basis globalpayments

FIRST DATA

NOVA

Fifth Third Bank

Bank of America

JPMorganChase

DISCOVER
FINANCIAL SERVICES

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
~100%
        Large
Merchants
      Small
Merchants
Merchant Acceptance
% of Visa/MasterCard Merchants
New Acceptance Strategy
Note(s):
(1)
“A National Retail Census of Product Distribution: Credit Cards” GfK NOP, Spring 2006; based on random sampling of approximately 1% of U.S. retail and service establishments
(1)
~77%
3
rd
party
acquirer
opportunity
Sample Third-Party
Acquirers Signed
Third-Party Acquirer Timeline
2005 2009
Internal
Systems/Operations
Sign 3
rd
Party
Acquirers
2006 2007 2008
Implementation

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Optimal Acceptance Model
Leverage acquirer scale
and coverage
Economics similar to Visa
and MasterCard
Network
Interchange
Acquirer assessments
~30% of volume
~85% of outlets
Indirect through acquirers
Outsourced Merchants Retained Merchants
Joint marketing opportunities
Direct relationships and scale
provide efficiencies
Advantages
Network and acquiring Expenses
Merchant discount
Merchant fees
Revenue
~70% of volume
~15% of outlets
Mix (target)
Direct Relationship
New Model Payoff: Higher Discover Card spend and balances
Greater appeal for third party issuers

UnionPay
银联

JCB
JCB CARDS

DISCOVER
FINANCIAL SERVICES

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
International Acceptance Partnerships
• Long-term reciprocal
acceptance agreement signed
in May 2005
• #1 network in China
• 70% better acceptance than
Visa/MasterCard in China
• Long-term reciprocal
acceptance agreement signed
in August 2006
• Leading global payment brand
based in Japan
• Similar acceptance to
Visa/MasterCard in Japan

©2008 Discover Financial Services This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy U.S. Card * * *

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
80%
63%
57%
72%
64%
43%
21%
8%
11% 11%
<1% 8%
36%
28%
17%
32%
37%
12%
Discover AMEX BofA Citi JPM
Chase
Cap One
Notes:
(1)
2007 TNS Consumer Card Strategies Research Program
(2)
Portfolio Tenure based on trust data: Discover (12/31/07); AMEX ( 8/31/07); BofA (1/4/08); Citi (9/30/07); JPM Chase (9/30/07);
Cap One (9/28/07)
(3)
AMEX has <1% of Portfolio Tenure < 2 Years
(4)
Domestic rate as of 11/2007
(5)
Cardweb (excludes Discover & American Express) as of 11/2007
<2 Years 2 - 5 Years > 5 Years
63%
48%
88%
49%
36%
76%
Income >50K College
Graduates
Home Ownership
Demographic Profile
(1)
Discover Other Issuers
Attractive and Stable Cardmember Base
•
Attractive cardmember demographics
versus average issuer
– Higher income
– More educated
– Greater home ownership
•
High cardmember loyalty
– Tenure longer than industry average
– Attrition rate
(4)
favorable to industry
average
(5)
•
Cardmember base provides platform for
strong credit performance and cross-sell
Portfolio Tenure
(2)(3)

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Lower Exposure in Difficult Housing Markets
• Prime credit origination
• Targeted geographic &
marketing criteria
• Enhanced collections & credit
management / in-house capabilities
• Focused on retention and growth
from base
Risk Mitigation Strategies
9%
12%
12%
15%
13%
17%
6%
6%
6%
8%
9%
15%
18% 18%
21%
22%
25%
6%
Discover Capital
One
Chase Citibank Bank of
America
American
Express
California Florida
Source: Latest Master Trust data as of 1/28/08
Note(s):
(1)
As represented by Chase’s CHAIT Master Trust
(1)
Distribution of Receivables

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Differentiators For Profitable Growth
607 617
651
652
728
735
AMEX      Discover Citi Chase Capital
One
BofA
Cash Reward Mail Share
Unaided Issuer Brand Awareness
Card Satisfaction
• Brand and service advantage
vs. Visa/MasterCard issuers
• Leading position in cash
rewards marketing
Source: 2007 J.D. Power Card Satisfaction Index
Source: GfK Arbor, January 2007
Source: Comperemedia
15%
16%
22%
18%
16%
18%
18%
16%
15%
17%
20% 25%
27% 26%
24%
47%
41%
35%
41%
43%
4Q06 1Q07 2Q07 3Q07 4Q07
Discover Chase HSBC Other
15%
23%
25%
28%
62%
63%
AMEX Discover Capital
One
Citi Chase BofA

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Direct Mail
Online
Telemarketing
Other
Diversified Acquisition Channels
Direct Mail
Online
Telemarketing
Other
•
While direct mail remains largest
acquisition channel, other channels
generate half of new accounts
•
Leveraging expertise across
multiple channels focusing on
activation and performance not just
cost per account
•
Focus on continued growth in
cost-effective acquisition of new
accounts helps drive sales and
receivables
•
Other channels (e.g., Insertions,
Coupon-on-page, etc.) have grown
considerably
Note:
(1)
Excludes Student and Discover Business Card
2007 New Accounts by Channel
(1)
50%
24%
21%
5%
2006 New Accounts by Channel
(1)
20%
11%
15%
54%

©2008 Discover Financial Services
This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Credit Risk Management
*
*

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Credit Risk Management Framework
• Risk Tolerance
– Target market is prime credit segment in the U.S.
– Current net loss experience is consistent with our business model and target market
– Risk adjusted return framework used for marginal decisions
• Risk Governance
– Credit policy and process changes reviewed and approved
– Policy recommendations consider full impact on revenue, expenses and loan losses
• Risk Principles
– Independent credit risk management function
– Management of risk exposures through approved risk limits
– Business unit ownership of risk / reward decisions

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Credit Risk Approach
Prospecting
Account
Acquisition
Portfolio
Management
Collections/
Recoveries
Balanced Approach Through Life Cycle
• Source potential cardmembers from credit bureaus and purchased lists
• Utilize proprietary credit models
• Utilize response and usage models
• Evaluate existing relationships

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Credit Risk Approach (cont’d)
Prospecting
Account
Acquisition
Portfolio
Management
Collections/
Recoveries
Balanced Approach Through Life Cycle
• Systematic decisions supplemented by selective manual underwriting
• Apply credit criteria including assessment of stability, ability and willingness to pay
• Utilize credit models incorporating application and bureau data
• Assign credit line
• Quantify estimated relationship value

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Credit Risk Approach (cont’d)
Prospecting
Account
Acquisition
Portfolio
Management
Collections/
Recoveries
Balanced Approach Through Life Cycle
• Proactive account management using comprehensive range of internal and external performance information
• Transaction level decisioning
• Decisioning supported by behavior scorecards

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Credit Risk Approach (cont’d)
Prospecting
Account
Acquisition
Portfolio
Management
Collections/
Recoveries
Balanced Approach Through Life Cycle
• Focus on early identification, support and rehabilitation
• Utilize risk profile to segment delinquent population and target offers/programs
• Utilize behavior scorecards
• Optimize collections and recovery activities
• Manage collections and recoveries to grow business in the long term while maintaining near-term discipline

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Delinquency Trends
U.S. Credit Card
$2,812
$2,124
$1,761
$1,720
$1,550
2003 2004 2005 2006 2007
Managed 30+ Day Delinquencies
(1)
($MM)
6.09% 3.98% 3.39% 3.59% 4.65%
Note:
(1)
Delinquency Rate = $ delinquent/managed receivable at period end

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Loan Losses
U.S. Credit Card
$3,281
$2,753
$2,369
$1,752
$1,797
2003 2004 2005 2006 2007
Managed Net Principal Loan Losses ($MM)
6.75% 6.12% 5.30% 3.96% 3.84%

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
0%
1%
2%
3%
4%
5%
6%
7%
2004 2005 2006 1Q07 2Q07 3Q07 4Q07
Discover Chase Capital One
AMEX BofA
Strong Relative Credit Performance
Note(s):
(1)
Discover fiscal year, all others calendar year
(2)
U.S. Card
(3)
Card Services
(4)
U.S. Consumer and Business Card
Source: SEC Filings
0%
1%
2%
3%
4%
5%
6%
7%
2004 2005 2006 1Q07 2Q07 3Q07 4Q07
Discover Citigroup Chase
Capital One AMEX BofA
(2) (2) (2)
(2) (2) (4)
Managed 30+ Day Delinquency Rate
(1)
(2) (3) (2)
(4) (2)
Managed Charge-off Rate
(1)

©2008 Discover Financial Services
This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Summary of DCENT
Securitization Structure
*
*

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Summary Structure and Payment Waterfalls
Source: SEC Filings
Discover Bank
DCMT
Discover Card Master Trust
DCENT
Discover Card Execution Note Trust
Class A
Investors
Class B
Investors
Class C
Investors
Receivables
Series 2007-CC
Collateral Certificate
Class A
Notes
Class B
Notes
Class C
Notes
Other Series
of Certificates
Existing
DCMT
Investors
DiscoverSeries Finance Charge Amounts
Class A Interest
Class B Interest
Class C Interest
Servicing Fees
Reimburse Current  Charged-off Receivables
Reimburse Class A Deficits -1
Reimburse Class B Deficits- 1
Reimburse Class C Deficits -1
Deposits into the Accumulation Reserve
Deposits into Class C Reserve
Deposits into DCMT Reallocation Accounts
Pay Discover Bank
Class A Interest Shortfalls - 2
Class B Interest Shortfalls - 2
Servicing Fees Shortfalls - 2
Class A Principal
Prefund Class A Notes
Class B Principal
Prefund Class B Notes
Class C Principal
Deposits into DCMT Reallocation Account
Reinvestment in New Receivables
DiscoverSeries Principal Amounts
1 – due to charge-offs from prior periods
2 – payable out of subordinate principal cashflows

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Spread Account
Source: Recent Transaction Prospectuses
Note:
(1)
For CCCIT and CHAIT, 6.75% when excess spread drops below 0.00%
•
The spread account ramps up based on 3-month excess spread and provides additional credit enhancement in the event of prolonged economic cycle changes
•
Credit enhancement provided by the spread account is consistent with other deals in the market
7.75 6.00 (1) 6.00 (1) 6.00 6.00
Less than 2.00 or Early
Redemption Event
6.00 5.00 5.00 4.50 4.50 2.00 to 2.49
5.00 4.00 4.00 3.50 3.50 2.50 to 2.99
3.50 2.75 2.75 2.75 2.75 3.00 to 3.49
2.75 1.75 1.75 2.00 2.00 3.50 to 3.99
1.75 1.25 1.25 1.25 1.25 4.00 to 4.49
0.00 0.00 0.00 0.00 0.00 4.50+
COMET CHAIT CCCIT BACCT DCENT Excess Spread Percentage
Three-Month Average
Spread Account Funding Schedule (%)
Variable Spread Account
•
The reserve account provides credit enhancement solely for the Class C notes to cover shortfalls of interest and to reimburse losses related to charged-off receivables or the application of series principal amounts allocated to these notes to pay interest on senior notes or servicing fees
•
If the funded amount of the spread account exceeds the targeted amount, the difference will be released and treated as series finance charge amounts
•
The three-month average excess spread for the DiscoverSeries notes will determine the funding percentage, which is multiplied by the total balance of all outstanding dollar principal amounts minus certain amounts on deposit in the principal funding subaccounts for maturing tranches of DiscoverSeries notes

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
Fixed Method of Allocation of Finance Charges
Traditional Structures
• In most credit card master trusts, finance charge collections are allocated pro rata on each payment date between the investor interest in receivables and the seller interest. As the investor certificates begin to amortize, certificateholders are entitled to a smaller percentage of finance charge collections
Methodology
• Before early redemption, the investor interest in receivables and seller interest receive their pro rata share of finance charge collections
• During early redemption, as the invested amount decreases, investors continue to be allocated finance charge collections as at the beginning of the early redemption cycle
– Investor credit protection enhanced by “fixing” the finance charge allocation percentage between investors and the seller at the time of an early redemption event
• The result is an over-allocation of finance charge collections
Benefits
• Feature permits a larger percentage of finance charge collections to be allocated to investors after an early redemption event
During Amortization Periods
•
Allocation Percentage generally equals
–
Investor Interest in receivables at time of Early Redemption Event / Current Principal Receivables
–
Aggregate investor allocation can not exceed 100%
•
Numerator is “fixed” to amount of investor interest in receivables at time of early redemption; denominator reflects current level of principal receivables
•
DiscoverSeries structure retains ability to change allocation method, but Rating Agency Confirmation is required

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
DCMT / DCENT Performance Data
21.92% 2.58% 1.18% 8.45% 5.13% 4.30% 20.27% 16.95% Oct-06
20.54% 2.55% 1.13% 7.63% 4.01% 4.70% 19.80% 16.18% Nov-06
21.97% 2.48% 1.06% 8.20% 4.03% 4.24% 20.29% 16.12% Dec-06
22.52% 2.49% 1.05% 7.28% 4.27% 3.89% 18.65% 15.64% Jan-07
19.73% 2.51% 1.06% 8.14% 5.41% 4.18% 19.29% 16.56% Feb-07
21.17% 2.42% 1.03% 8.17% 4.85% 4.35% 20.28% 16.96% Mar-07
20.28% 2.34% 0.98% 6.94% 3.71% 4.27% 18.58% 15.35% Apr-07
21.24% 2.22% 0.94% 7.93% 4.30% 4.46% 20.16% 16.53% May-07
20.53% 2.21% 1.02% 7.27% 3.82% 4.21% 19.11% 15.66% Jun-07
21.81% 2.28% 1.02% 10.43% 8.73% 5.23% 3.90% 20.06% 16.57% Jul-07
21.61% 2.34% 1.06% 8.74% 7.91% 4.26% 3.91% 19.99% 16.34% Aug-07
20.61% 2.47% 1.12% 7.96% 8.40% 5.22% 4.04% 20.04% 16.86% Sep-07
21.05% 2.56% 1.16% 7.64% 8.88% 5.58% 3.98% 20.55% 17.20% Oct-07
19.74% 2.65% 1.17% 7.85% 8.30% 4.69% 4.46% 20.08% 16.45% Nov-07
20.88% 2.69% 1.14% 8.50% 8.78% 4.92% 4.62% 20.54% 16.67% Dec-07
Payment
Rate 60-179 Days 30-59 Days
Discover
Series
Interchange
Subgroup Group
Net
Charge-off
Yield incl.
interchange
Yield excl.
Principal
Recoveries
Delinquencies Excess Spread Yield

©2008 Discover Financial Services
This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
DCMT / DCENT Issuance
History and Maturity Schedule
*
*

©2008 Discover Financial Services

This material is not a solicitation or offer to buy or sell any security or other financial instrument or to participate in any trading strategy
3,579
4,842
3,263
7,242
7,684
8,268
5,080
4,976
3,776
4,945
8,768
6,408
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012+
Discover Card Master Trust Issuance/
Maturity Schedule
U.S. (Domestic)
DCMT I Issuance / Maturities –
As of December 31, 2007
($MM)
$27.0Bn asset-backed securitization portfolio
(Fiscal Year Basis)
ABS Issuance ABS Maturities